UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 11, 2006
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             5511                                   01-0609375
   --------------------------         -------------------------------------
    (Commission File Number)            (IRS Employer Identification No.)

     622 Third Avenue, 37th Floor, New York, NY               10017
   ----------------------------------------------       ------------------
      (Address of principal executive offices)              (Zip Code)

                                 (212) 885-2500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On January 11, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Asbury Automotive Group, Inc. (the "Company") approved a grant of 175,500 performance share units (the "Performance Awards") to certain key employees of the Company, including Performance Awards to the following directors and executive officers:

-----------------   -------------------------------   -----------------------
       Name                         Title             Performance Share Units
-----------------   -------------------------------   -----------------------
Charles B. Tomm     Director, President and Chief             20,000
                    Executive Officer of the
                    Company's Florida Region
-----------------   -------------------------------   -----------------------
J. Gordon Smith     Senior Vice President and                 20,000
                    Chief Financial Officer
-----------------   -------------------------------   -----------------------
Lynne A. Burgess    Vice President, General Counsel            5,000
                    and Secretary
-----------------   -------------------------------   -----------------------
Philip R. Johnson   Vice President, Human Resources            5,000
-----------------   -------------------------------   -----------------------
Brett Hutchinson    Vice President and Controller              2,000
-----------------   -------------------------------   -----------------------

The Performance Awards were granted pursuant to the Company's 2002 Equity Incentive Plan, as amended, a copy of which was attached as Appendix C to the Company's proxy statement dated April 28, 2004, filed with the Securities and Exchange Commission on April 29, 2004. Each grant of Performance Awards is evidenced by an agreement entered into as of January 17, 2006 between the Company and the award recipient. A copy of the form of Performance Award agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

          Each Performance Award provides an opportunity for the award recipient to receive a number of shares of the Company's common stock based on the Company's performance during 2005, 2006 and 2007 (the "Performance Cycle") as measured against objective performance goals related to (1) new vehicle revenue growth, (2) used vehicle revenue growth, (3) finance and insurance revenue growth, (4) fixed operations gross profit and (5) earnings per share. Each Performance Award sets forth a target number of shares to be granted to the award recipient assuming the performance goals are met at the target level. The actual number of shares earned by an award recipient may range from 0% to 180% of the target number of shares, depending upon achievement of the performance goals during the Performance Cycle. As such, the number of shares of the Company's common stock that may be issued as a result of the Performance Awards granted by the Company on January 11, 2006 may range from 0 to 315,900. The settlement of the Performance Awards will be in shares of the Company's common stock, except in the event of a change of control, in which case special provisions apply that may result in such Performance Awards being settled in acquiror securities or cash.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                Exhibit No.      Description

                10.1             Form of Performance Share Unit Award Agreement.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASBURY AUTOMOTIVE GROUP, INC.



Date:  January 18, 2006          By:  /s/ Kenneth B. Gilman
                                      ----------------------------------------
                                 Name:  Kenneth B. Gilman
                                 Title:    President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Description

10.1            Form of Performance Share Unit Award Agreement